Execution Copy


                                 THIRD AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                   DATED AS OF

                                FEBRUARY 19, 2002

                                      AMONG

                      KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 AS THE COMPANY,



                            THE LENDERS PARTY HERETO,



                           FIRST UNION NATIONAL BANK,
                            AS ADMINISTRATIVE AGENT,


                              JPMORGAN CHASE BANK,
                              AS SYNDICATION AGENT,

                                       AND

                            THE BANK OF NOVA SCOTIA,
                                 COMMERZBANK AG,
                       NEW YORK AND GRAND CAYMAN BRANCHES,
                                       AND
                        CREDIT LYONNAIS NEW YORK BRANCH,
                           AS CO-DOCUMENTATION AGENTS

                          FIRST UNION SECURITIES, INC.

                                       AND

                          J.P. MORGAN SECURITIES INC.,
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS

                                 THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT


           THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of February 19, 2002 is among:

           (a)  Kinder  Morgan  Energy   Partners,  L.P., a   Delaware   limited
 partnership (the "Company");

           (b)  the  banks  and  other  financial  institutions  listed  on  the
signature  pages  hereof  under  the  caption   "Lender",   (collectively,   the
"Lenders"); and

           (c) First Union National Bank, a national banking association, individually as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              PRELIMINARY STATEMENT
                              ---------------------

           The Company, the Lenders, the Administrative Agent, Bank of America, N.A., as the syndication agent, and Bank One, N.A., as the documentation agent, have entered into a Credit Agreement dated as of October 25, 2000, as amended pursuant to a First Amendment to Credit Agreement, dated as of January 31, 2001, and a Second Amendment to Credit Agreement dated as of October 24, 2001, (as so amended and as may be further amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

           NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Lenders, and the Administrative Agent hereby agree as follows:

           SECTION 1. Amendment to Section 6.07, Financial Covenants, of the Credit Agreement. Section 6.07(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

           "(a) Ratio of Consolidated Indebtedness to Consolidated EBITDA. The Company will not at any time permit the ratio of Consolidated Indebtedness then outstanding to Consolidated EBITDA for the period of four full fiscal quarters most recently ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), as the case may be, to exceed (a) 4.25 to 1.0 in the case of (i) such ratio (calculated as of any date on or after February 19, 2002 and prior to the date on which the following clause (a)(ii) shall first apply) of Consolidated Indebtedness then outstanding to Consolidated EBITDA for such period ended December 31, 2001, and (ii) such ratio of Consolidated Indebtedness then outstanding to Consolidated EBITDA for such periods ended March 31 and June 30, 2002, and (b) 4.0 to 1.0 in the case of such ratio of Consolidated Indebtedness then outstanding to Consolidated EBITDA for each such period ended thereafter. For purposes of this Section 6.07(a), if during any period the Company acquires any Person (or any interest in any Person) or all or substantially all of the assets of any Person, the EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Company in such Person times the EBITDA of such Person, for such period determined on a pro forma basis (which determination, in each case, shall be subject to approval of the Required Lenders, not to be unreasonably withheld) may be included as Consolidated EBITDA for such period, if on the date of such acquisition no Indebtedness (other than Indebtedness permitted pursuant to Section 6.01) is incurred by reason of and giving effect to such acquisition and such Person, or the entity acquiring such assets, as the case may be, is a Subsidiary. For purposes of ascertaining whether the Required Lenders have approved a determination of the EBITDA attributable to acquired assets, or the assets of an acquired Person, for inclusion in Consolidated EBITDA for any period pursuant to the foregoing sentence, a Lender which has not, within 10 days after its receipt of the certificate of a Responsible Officer required by the last sentence of Section 5.01, objected to the inclusion in
      Consolidated EBITDA as set forth therein of an amount of EBITDA attributable to such acquired assets or the assets of such acquired Person, as the case may be, shall be deemed to have approved both the determination of such amount of EBITDA so included, and the inclusion thereof in Consolidated EBITDA pursuant to the foregoing sentence.".

           SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when the Company and each of the Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender.

           SECTION 3. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Lenders, that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

           SECTION 4. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.

           (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

           (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

           (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, as modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

           SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

           SECTION 6. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE

AGENT, THE SYNDICATION AGENT, THE CO-DOCUMENTATION AGENTS, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

           SECTION   7.   Headings.   Section   headings  in  this Amendment are
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           SECTION 8. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE CO-DOCUMENTATION AGENTS AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.


                               KINDER MORGAN ENERGY PARTNERS, L.P.,
                               as the Company

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By:   Kinder Morgan Management, LLC,
                                          its Delegate


                                          By:________________________________
                                          Name:______________________________
                                          Title:_____________________________

                          LENDER:

                               FIRST UNION NATIONAL BANK, as the
                               Administrative Agent and as a Lender


                               By:_________________________________________
                                  Russell T. Clingman
                                  Vice President

                          LENDER:

                               ABN AMRO BANK, N.V.



                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________



                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               MERRILL LYNCH BANK, USA


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               BANK OF MONTREAL


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               THE BANK OF NOVA SCOTIA


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               THE BANK OF TOKYO - MITSUBISHI, LTD.


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               BANK ONE, NA
                               (Main Office - Chicago)


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               FLEET NATIONAL BANK


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               BARCLAYS BANK PLC


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               BNP PARIBAS


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               JPMORGAN CHASE BANK



                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               CITIBANK, N.A.


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               COMMERZBANK AG, NEW YORK AND
                               GRAND CAYMAN BRANCHES


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               CREDIT LYONNAIS NEW YORK BRANCH


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               THE DAI-ICHI KANGYO BANK, LTD.


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               THE FUJI BANK, LIMITED


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               KBC BANK N.V.


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               THE NORTHERN TRUST COMPANY


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               SUNTRUST BANK, ATLANTA


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               U.S. BANK NATIONAL ASSOCIATION


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               CREDIT SUISSE FIRST BOSTON


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               THE ROYAL BANK OF SCOTLAND


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               ROYAL BANK OF CANADA


                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                          LENDER:

                               UBS AG, STAMFORD BRANCH



                               By:__________________________________________
                               Name:________________________________________
                               Title:_______________________________________

                                     ANNEX I
                                     -------


        -------------------------------------------------------------------
             Commitment                      Lender
        ===================================================================
            $50,000,000      First Union National Bank,
                             as the  Administrative  Agent and as a Lender
        -------------------------------------------------------------------
            $35,000,000      ABN AMRO Bank, N.V.
        -------------------------------------------------------------------
            $24,000,000      Bank of Montreal
        -------------------------------------------------------------------
            $50,000,000      The Bank of Nova Scotia
        -------------------------------------------------------------------
            $24,000,000      The Bank of Tokyo - Mitsubishi, Ltd.
        -------------------------------------------------------------------
            $35,000,000      Bank One, NA
        -------------------------------------------------------------------
            $35,000,000      Barclays Bank PLC
        -------------------------------------------------------------------
            $35,000,000      BNP Paribas
        -------------------------------------------------------------------
            $50,000,000      The Chase Manhattan Bank
        -------------------------------------------------------------------
            $24,000,000      Citibank, N.A.
        -------------------------------------------------------------------
            $50,000,000      Commerzbank AG, New York and
                             Grand Cayman Branches
        -------------------------------------------------------------------
            $50,000,000      Credit Lyonnais New York Branch
        -------------------------------------------------------------------
            $24,000,000      Credit Suisse First Boston
        -------------------------------------------------------------------
            $13,125,000      The Dai-Ichi Kangyo Bank, Ltd.
        -------------------------------------------------------------------
            $24,000,000      Fleet National Bank
        -------------------------------------------------------------------
            $21,875,000      The Fuji Bank, Limited
        -------------------------------------------------------------------
            $19,000,000      KBC Bank N.V.
        -------------------------------------------------------------------
            $24,000,000      Merrill Lynch Bank, USA
        -------------------------------------------------------------------
            $20,000,000      The Northern Trust Company
        -------------------------------------------------------------------
            $35,000,000      Royal Bank of Canada
        -------------------------------------------------------------------
            $35,000,000      The Royal Bank of Scotland
        -------------------------------------------------------------------
            $24,000,000      Suntrust Bank, Atlanta
        -------------------------------------------------------------------
            $24,000,000      UBS AG, Stamford Branch
        -------------------------------------------------------------------
            $24,000,000      U.S. Bank National Association
        -------------------------------------------------------------------